UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 2018 (October 30, 2018)

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POOL CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	0-26640	36-3943363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

109 Northpark Boulevard, Covington, Louisiana	70433-5001
(Address of principal executive offices)	(Zip Code)

985-892-5521
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 30, 2018, the Board of Directors of Pool Corporation (the Board) increased the size of the Board to eight members and upon recommendation of the Nominating and Corporate Governance Committee, effective October 30, 2018, appointed Debra S. Oler. Ms. Oler will serve as a director until the 2019 annual meeting of shareholders, at which time she will stand for election by Pool Corporation’s shareholders. Pursuant to the Board’s standard compensation policy for non-employee directors, Ms. Oler will receive a pro-rated non-employee director annual cash retainer.

Ms. Oler, 61, currently serves as Vice President/President, North American Sales and Service of W.W. Grainger, Inc. and has held this position since 2017. W.W. Grainger, Inc. is a distributor of maintenance, repair and operating supplies and other related products and services used by businesses and institutions primarily in the United States and Canada. Other businesses include operations in Europe, Asia, Latin America and other United States operations. She has held numerous other positions with W.W. Grainger, Inc. since 2002. Prior to this experience, Ms. Oler was Corporate Vice President, Sales and Marketing at US Foods Inc. from 1999 to 2002. She received her B.S. from the University of Maryland, Baltimore.

No family relationships exist between Ms. Oler and any of the Company’s other directors or executive officers.  There are no arrangements between Ms. Oler and any other person pursuant to which Ms. Oler was nominated as a director, nor are there any transactions to which Pool Corporation is or was a participant in and in which Ms. Oler has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On November 2, 2018, Pool Corporation issued the press release included herein as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by Pool Corporation on November 2, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOL CORPORATION

By:	/s/ Mark W. Joslin
Mark W. Joslin
Senior Vice President and Chief Financial Officer

Dated: November 2, 2018